Schedule of deferred tax assets on tax losses and temporary differences (Details)	12 Months Ended
Dec. 31, 2021
Tax Losses [Member]
IfrsStatementLineItems [Line Items]
Description	The Company incurred in tax losses in previous years as a result of financial expenses on its indebtedness, since it substantially holds all the loans and financing of the CSN Group. The Company reported taxable income in 2021 and in some quarters of 2020.
Exchange Difference Expenses [Member]
IfrsStatementLineItems [Line Items]
Description	Since 2012, the Company has opted for taxing exchange rate variations on a cash basis. As a result, taxes are due and expenses are deductible when the underlying asset or liability is settled.
Other provisions [member]
IfrsStatementLineItems [Line Items]
Description	Other provisions are recognized on an accrual basis and their taxation occurs only at the time of their realization, such as: provision for contingencies, loss for impairment, provision for environmental liabilities, etc.